UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21309

Advent Claymore Convertible Securities and Income Fund

(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor New York, NY 10020

(Address of principal executive offices) (Zip code)

Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor, New York, NY 10020

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 482-1600

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report
October 31, 2010

Advent Claymore Convertible Securities and Income Fund

AVK

ADVENT CAPITAL MANAGEMENT

GUGGENHEIM

www.guggenheimfunds.com/avk

... your bridge to the LATEST,

most up-to-date INFORMATION about the

Advent Claymore Convertible Securities and Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/avk, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advent Capital Management and Guggenheim Funds are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 l Annual Report l October 31, 2010

AVK l Advent Claymore Convertible Securities and Income Fund

Dear Shareholder |

Tracy V. Maitland
President and Chief Executive Officer

We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund (the “Fund”). This report covers the Fund’s performance for the fiscal year ended October 31, 2010.

Advent Capital Management, LLC serves as the Fund’s Investment Adviser. Based in NewYork, NewYork, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of September 30, 2010, Advent managed approximately $5.6 billion in assets.

Guggenheim Funds Distributors, Inc., formerly known as Claymore Securities, Inc. (“Claymore”), serves as the Servicing Agent to the Fund. The name change, effective September 24, 2010, marks the next phase of business integration following the acquisition of Claymore by Guggenheim Partners, LLC, (“Guggenheim Partners”) announced on October 15, 2009. Guggenheim Funds offers an extensive product line of closed-end funds (CEFs), exchange-traded funds (ETFs) and unit investment trusts (UITs). Guggenheim Partners is a global diversified financial services firm with more than $100 billion in assets under supervision.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and up to 40% in lower grade, non-convertible income securities.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2010, the Fund generated a total return based on market price of 36.74% and a total return of 26.65% based on NAV.

As of October 31, 2010, the Fund’s market price of $18.19 represented a discount of 6.14% to NAV of $19.38. As of October 31, 2009, the Fund’s market price of $14.24 represented a discount of 12.53% to NAV of $16.28. The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

In each month from November 2009 through October 2010, the Fund paid a monthly distribution of $0.0939 per common share. The current monthly distribution represents an annualized distribution rate of 6.19% based upon the last closing market price of $18.19 as of October 31, 2010. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 30 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of

Annual Report l October 31, 2010 l 3

AVK l Advent Claymore Convertible Securities and Income Fund l Dear Shareholder continued

compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the share price is lower than when the price is higher.

The Fund is managed by a team of experienced and seasoned professionals led by me in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that impacted the Fund’s performance.

We are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Fund’s website at www.guggenheimfunds.com/avk.

Sincerely,

TracyV. Maitland
President and Chief Executive Officer of the Advent Claymore Convertible Securities and Income Fund
November 30, 2010

4 l Annual Report l October 31, 2010

AVK l Advent Claymore Convertible Securities and Income Fund l Questions & Answers

Questions & Answers |

Advent Claymore Convertible Securities and Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC, (“Advent”), led by Tracy V. Maitland, Advent’s Founder, President and Chief Investment Officer. In the following interview, Mr. Maitland discusses the convertible securities and high yield markets and the performance of the Fund during the 12-month period ended October 31, 2010.

Please describe Fund’s objective and management strategies.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. An important goal of the Fund is to provide total returns comparable with equities by using higher yielding and typically less volatile convertible securities.

Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its managed assets in convertible securities and may invest up to 40% in lower grade, non-convertible income securities, although the portion of the Fund’s assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund’s investment objective, changes in equity prices and changes in interest rates and other economic and market factors. Because the convertible securities in which the Fund will invest may also be lower grade securities, the Fund expects to invest approximately 70% of its assets in lower-grade securities; however, from time to time, it is possible that all of the Fund’s assets may be invested in lower-grade securities. During periods of very high market volatility, the Fund may not be invested at these levels.

Investing in below investment grade securities may increase the level of risk in the portfolio, as these securities are issued by companies that are considered less financially strong than issuers of investment-grade securities. This risk is addressed through rigorous credit research. Each issuer’s financial statements are carefully scrutinized, and every effort is made to avoid securities of weaker companies that may be likely to default.

More than half of the convertible market and a large portion of the Fund’s convertible investments are in securities issued by growth companies, particularly companies within the health care and technology sectors. Growth companies generally issue convertible bonds or convertible preferred stocks as a means of raising capital to build their businesses. Convertibles represent something of a hybrid between equity and debt as a way to raise capital; convertibles generally offer lower interest rates than non-convertible bonds, but entail less dilution than issuing common stock. Convertible preferreds are often issued by financial companies in order to raise capital while keeping their credit ratings higher than if they offered bonds. This is because issuing bonds would increase the proportion of debt on an issuer’s balance sheet, possibly triggering a downgrade in credit rating, while preferred stock is classified as equity.

The Fund’s ability to allocate among convertibles and high yield bonds helps provide diversification at an asset, sector and security level. Among the attractions of convertible securities are that they generally offer a yield advantage over common stocks; they have tended to capture much of the upside when equity prices move up in stronger markets; and the yield advantage along with bond-like characteristics has historically provided inherent downside protection in weaker markets. Over the 10-year period ended October 31, 2010, convertibles have performed significantly better than equities, as measured by the Bank of America Merrill Lynch All Convertibles Index, which returned 3.60%, and the Standard & Poor’s 500 Index, which had a negative return of –0.02%. However, there is no assurance that convertible securities will participate significantly in any upward movement of the underlying common stock or that they will provide protection from downward movements.

Please tell us about the economic and market environment over the last 12 months.

The economic recovery that began in 2009 continues, but, despite aggressive monetary and fiscal stimulus in the U.S. and elsewhere, the economy has expanded much more slowly than in past recoveries from sharp recessions. Growth in the U.S. economy continues to be restrained by the related problems of high unemployment and ongoing weakness in the real estate market. While there have been tentative signs of stabilization in the housing market, home sales remain at very low levels by historical standards, and the amount of supply on the market continues to exceed demand. Contributing to the problems in the housing sector, the job market has been another drag on the economy. Although the October report on nonfarm payroll employment showed an increase, the unemployment rate remained unchanged at 9.6%. On the positive side, there should be considerable pent-up demand for durable consumer goods and business equipment after several years of spending restraint. With low inflation, ample excess capacity, and a Fed that has indicated willingness to maintain short-term rates near zero, continued economic growth, albeit probably at a modest pace, seems likely.

In an environment of very low interest rates, a major theme in the financial markets has been a search for yield. An amazing bull market in U.S. treasury securities has been paralleled by a bull market in corporate bonds, which, along with strong equity markets during most of the period, has helped to support the value of convertible securities. Despite a tightening of credit spreads, yields on high yield bonds remain surprisingly high.

All the asset classes in which this Fund invests performed well over the period. The total return of the Bank of America Merrill

Annual Report l October 31, 2010 l 5

AVK l Advent Claymore Convertible Securities and Income Fund l Questions & Answers continued

Lynch All U.S. Convertibles Index for the 12-month period ended October 31, 2010, was 20.78%. The Standard & Poor’s 500 Index, which is generally regarded as a representation of the broad U.S. stock market, returned 16.52% for the same period. The Barclays Capital US Aggregate Bond Index, which measures the return of the high-quality U.S. bond market, returned 8.01% for the 12-month period. Return of the Merrill Lynch High Yield Master II Index, which measures performance of the high yield bond market, was 19.26% for the 12 months ended October 31, 2010.

How did the Fund perform in this environment?

The Fund performed well, benefiting from strength in both convertible securities and high yield bonds. For the 12-month period ended October 31, 2010, the Fund generated a total return based on market price of 36.74% and a total return of 26.65% based on NAV. As of October 31, 2010, the Fund’s market price of $18.19 represented a discount of 6.14% to NAV of $19.38. As of October 31, 2009, the Fund’s market price of $14.24 represented a discount of 12.53% from NAV of $16.28. The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions.

Market conditions during the first half of the Fund’s 2010 fiscal year were nearly ideal for the Fund, which seeks equity-like returns with a focus on income by investing at least 60% of the Fund’s assets in convertible securities, under normal conditions. The Fund also performed better than most other closed-end convertible funds, in large part because it was heavily invested in convertible securities, while some competing funds had more emphasis on high yield bonds, which performed well, but not as well as convertibles. For the full year, the emphasis on convertibles was still advantageous, but not quite so much as in the early part of the period.

The Fund’s use of leverage contributed further to higher income and a high total return during a period of very low short-term interest rates and strong markets. Past performance is not a guarantee of future results. The use of leverage, which contributed to performance during this period, can impede performance when the cost of leverage is higher than the returns generated by the Fund’s investments.

What were the major investment decisions that affected the Fund’s performance?

An important reason for the Fund’s strong performance was its concentration in convertible securities. As the name of the Fund suggests, it is primarily a convertible fund, although it is permitted to invest up to 40% in various other income-producing securities. During most of the 12 months ended October 31, 2010, the Fund’s investment in convertible securities was maintained at approximately 80%, with most of the remainder in high yield securities.

Near the end of the fiscal year, some of the convertible securities that had performed well were sold; as of October 31, 2010, convertible securities represented approximately 67% of the portfolio. The proceeds of the sale of these securities were invested in high yield bonds or held in short-term investments in order to position the portfolio a bit more defensively.

Additional exposure to the convertible market was provided by warrants of several leading banks, which represented approximately 2% of the portfolio as of October 31, 2010. Warrants serve, in essence, as an additional investment in convertible securities because they separate the conversion privilege from a convertible security. Warrants typically have an asymmetry that is somewhat akin to convertibles in that they tend to capture more of the upside than the downside, especially when they have a few years to run and when the underlying stock is volatile. Hence holding warrants along with low-volatility, bond-like investments, creates an asymmetric profile of potential investments returns that is akin to that of a convertible security. The warrants have been balanced by some short-term investments and also some positions in convertible securities that are considered to be defensive.

Also beneficial was the Fund’s emphasis on financials, along with other cyclical companies. Securities of financial companies hurt the Fund’s performance in 2008, when they were the biggest victims of the credit panic. Since then, stocks of financial companies performed quite well based on improving fundamentals as well as recovery from extremely low levels during the worst of the financial crisis. The markets have recognized the turnaround in the major financial companies and the Fund has participated very significantly. For the 2010 fiscal year, the Fund’s largest returns came from a mandatory convertible preferred stock issued in late 2009 by Citigroup, Inc. (1.6% of long-term investments at period end). The Investment Adviser took advantage of this issue from the large money center bank, which is beginning to recover from financial problems experienced in 2008 and early 2009. Healthy contributions also came from Ford Motor Company convertible bonds and warrants (not held in the portfolio at period end), a United States Steel Corporation convertible (not held in the portfolio at period end), and an Alcatel-Lucent preferred (1.7% of long-term investments at period end).

The U.S. Steel convertible benefited from early signs of economic recovery in the first half of the year. Ford Motor Company, which did not receive any U.S. government assistance funds, was also able to capitalize on a stabilizing U.S. economy and increasing car sales. The Alcatel-Lucent preferred rose along with the company’s common stock on news of expanded 4G data network rollouts. In addition, the Alcatel-Lucent preferred

6 l Annual Report l October 31, 2010

AVK l Advent Claymore Convertible Securities and Income Fund l Questions & Answers continued

benefited from a broad demand for high yielding instruments, which caused a tightening of the credit spread on the preferred, i.e., a reduction in market yield on the preferred and a rise in the market price of the preferred.

The largest detractor was a convertible preferred of Dole Food Company, Inc. (not held in the portfolio at period end) which weakened on lower banana prices as well as weak consumer trends that weighed negatively on the company’s outlook.

Beazer Homes USA, Inc. preferred (not held in the portfolio at period end) was another significant detractor from performance. The preferred was issued in May 2010, after a significant correction in the company’s common stock. But overall housing trends continued to put negative pressure on both the common and the preferred stock; this position was sold, despite the meaningful yield, to avoid further losses.

How has the Fund’s leverage strategy affected performance?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is unlevered. The Fund currently implements its leverage strategy through the issuance of Auction Market Preferred Shares (“AMPSSM”). The Fund’s leverage outstanding as of October 31, 2010, was $262 million, approximately 36% of the Fund’s total managed assets.

The Fund has six series of AMPS, three that auction each week and three that auction every 28 days. The broad auction-rate preferred securities market remains essentially frozen, as it has been since February 2008. The auctions for nearly all auction-rate preferred shares, including those issued by the Fund, continue to fail. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund’s auction-rate preferred shares. Provisions in the offering documents of the Fund’s AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive dividend payments for holding these AMPS. This maximum rate is determined based upon a multiple of or a spread to The London Interbank Offered Rate (“LIBOR”), whichever is greater. (LIBOR is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market) During the 12-month period ended October 31, 2010, established maximum rates were based on a spread of 125 basis points over the applicable LIBOR rates, with the maximum rates ranging from 1.46% to 1.60%.

The Fund will continue to evaluate the benefits and effects of leverage on the Fund, as well as explore other types of leverage. Given the very low interest rates that have been established for the Fund’s AMPS over the last several months, the leverage has helped to create capital appreciation in the Fund’s portfolio and has contributed to income available for distributions to common shareholders, since the portfolio is yielding more than the cost of leverage.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Leverage adds value only when the total return on securities purchased exceeds the cost of leverage.

Please discuss the Fund’s distributions over the last year.

In each month from November 2009 through October 2010, the Fund paid a monthly distribution of $0.0939 per common share. The current monthly distribution represents an annualized distribution rate of 6.19% based upon the last closing market price of $18.19 as of October 31, 2010. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

What is the current outlook for the markets and the Fund?

The Fund’s management team continues to see opportunities in both convertible securities and high yield bonds. Provided that the positive news on the economy continues, with slow but steady improvement, Advent believes that equities remain reasonably priced relative to historical values. Although high yield bonds have performed very well over the past two years, following a period of extreme weakness, spreads remain wide relative to past experience, so there appears to be room for further strength.

Despite this optimism about market prospects, the Fund’s investment approach is risk-averse. As the markets have recovered, the Fund’s managers have begun to place greater emphasis on income and on downside protection. Recent investments include convertible bonds that are trading near “bond value” (i.e., are trading for little more than their estimated value if they were “straight” nonconvertible bonds) and high yield bonds of companies considered to be sound. Recent purchases have also included convertible preferred shares, which often provide a potentially rewarding combination of relatively high yields, relatively strong sensitivity to the underlying stocks, and relatively good quality. Historically, convertible preferreds have often been issued by financial companies as a way to boost capital. Many financial stocks appear undervalued, and an environment of low short-term interest rates generally results in enhanced profitability of financial companies.

History indicates that convertible securities as an asset class represent a lower-risk means of obtaining equity-like returns. Key convertible indices have historically performed as well or better than equity indices over the long term. Past performance does not guarantee future returns.

Annual Report l October 31, 2010 l 7

AVK l Advent Claymore Convertible Securities and Income Fund l Questions & Answers continued

Convertible securities typically yield more than common stocks and capture much of the upside when common stocks rise but tend to lose less than common stocks when equity markets are weak. A period of uncertainty such as the present appears to be an ideal time to invest in convertible securities as a way to maintain the potential for equity-like returns while entailing less downside risk than outright ownership of common stocks.

The conversion premium reflects the market price of a convertible relative to the market value of the common shares into which the convertible security can be converted.

For example, a bond trading at a par value of $1,000 that is convertible into 20 shares of common stock trading at $40 would have a conversion premium of 25% over its conversion value of $800. The lower the conversion premium, the more upside there is for convertible investors. If the stock performs poorly, the convertible normally provides downside protection based on its yield and its fixed-income value.

Index Definitions

Indices are unmanaged and it is not possible to invest directly in any index.

The Merrill Lynch All U.S. Convertibles Index is comprised of more than 500 issues of convertible bonds and convertible preferred shares of all qualities.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Barclays Capital US Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

Merrill Lynch HighYield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

8 l Annual Report l October 31, 2010

AVK l Advent Claymore Convertible Securities and Income Fund l Questions & Answers continued

AVK Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers and Guggenheim Funds only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Convertible Securities. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s‘‘conversion price,’’which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Synthetic Convertible Securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Lower Grade Securities. Investing in lower grade securities (commonly known as“junk bonds”) involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Interest Rate Risk. In addition to the risks discussed above, convertible securities and nonconvertible income securities are subject to certain risks, including:

• if interest rates go up, the value of convertible securities and nonconvertible income securities in the Fund’s portfolio generally will decline;

• during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and

• during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the investment Adviser, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund’s investment opportunities.

Strategic Transactions. The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate and foreign currency transactions, options, futures, swaps, caps, floors, and collars and other derivatives transactions.

Auction Market Preferred Shares (AMPS) Risk. There also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker/dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. The AMPS market continues to remain illiquid as auctions for nearly all AMPS continue to fail. A failed auction is not a default, nor does it require the redemption of a fund’s auction-rate preferred shares. Provisions in the Fund’s offering documents provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS.

In addition to the risks described above, the Fund is also subject to: Management Risk, Market Disruption Risk, and Anti-Takeover Provisions. Please see www.guggenheimfunds.com/avk for a more detailed discussion about Fund risks and considerations.

Annual Report l October 31, 2010 l 9

AVK l Advent Claymore Convertible Securities and Income Fund

Fund Summary | As of October 31, 2010 (unaudited)

Fund Statistics
Share Price		$18.19
Common Share Net Asset Value		$19.38
Premium/Discount to NAV		-6.14%
Net Assets Applicable to Common Shares ($000)		$457,050

Total Returns
(Inception 4/30/03)	Market	NAV
One Year	36.74%	26.65%
Three Year - average annual	-1.52%	-4.05%
Five Year - average annual	4.42%	3.29%
Since Inception - average annual	5.23%	6.19%

	% of Long-Term
Top Ten Industries		Investments
Banks		11.6%
Pharmaceuticals		8.0%
Insurance		6.7%
Telecommunications		5.1%
Electric		4.9%
Healthcare Services		4.9%
Healthcare Products		4.6%
Oil & Gas		4.4%
Biotechnology		4.3%
Real Estate Investment Trusts		4.3%

	% of Long-Term
Top Ten Issuers		Investments
Bank of America Corp.		2.3%
Wells Fargo & Co.		2.3%
Gilead Sciences, Inc.		2.0%
PPL Corp.		1.9%
Omnicare Capital Trust II		1.8%
Medtronic, Inc.		1.8%
NextEra Energy, Inc.		1.8%
Apache Corp.		1.8%
XL Group PLC		1.8%
Lucent Technologies Capital Trust I		1.7%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/avk. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

10 l Annual Report l October 31, 2010

AVK l Advent Claymore Convertible Securities and Income Fund

Portfolio of Investments | October 31, 2010

Number
of Shares		Value
	Long-Term Investments — 144.0%
	Convertible Preferred Stocks — 45.8%
	Agriculture — 1.0%
109,100	Archer-Daniels-Midland Co., 6.25%, 2011	$ 4,715,302
	Airlines — 0.8%
85,000	Continental Airline Finance Trust II, 6.00%, 2030	3,527,500
	Auto Manufacturers — 1.8%
160,000	Ford Motor Co. Capital Trust II, 6.50%, 2032	7,952,000
	Banks — 11.1%
10,650	Bank of America Corp., Ser. L, 7.25% (a)	10,085,550
85,479	Citigroup, Inc., 7.50%, 2012	10,560,076
72,176	Keycorp, Ser. A, 7.75% (a)	7,737,267
217,888	Synovus Financial Corp., Ser. tMED, 8.25%, 2013	4,739,064
6,000	Webster Financial Corp., Ser. A, 8.50% (a)	5,790,000
11,852	Wells Fargo & Co., Ser. L, 7.50% (a)	11,852,000
		50,763,957
	Electric — 7.1%
123,400	Great Plains Energy, Inc., 12.00%, 2012	7,897,600
223,904	NextEra Energy, Inc., 8.375%, 2012	11,698,984
227,099	PPL Corp., 9.50%, 2013	12,815,197
		32,411,781
	Healthcare Services — 1.5%
7,500	HealthSouth Corp., Ser. A, 6.50% (a)	6,883,125
	Housewares — 0.9%
95,290	Newell Financial Trust I, 5.25%, 2027	4,026,002
	Insurance — 5.1%
220,000	Hartford Financial Services Group, Inc., Ser. F, 7.25%, 2013	5,401,000
95,000	Reinsurance Group of America, Inc., Equity Security Unit, 5.75%, 2051	6,180,937
385,667	XL Group PLC, 10.75%, 2011 (Ireland)	11,516,017
		23,097,954
	Mining— 0.8%
70,002	AngloGold Ashanti Ltd., 6.00%, 2013 (South Africa)	3,797,609
	Oil & Gas— 2.5%
197,924	Apache Corp., Ser. D, 6.00%, 2013	11,519,177
	Pharmaceuticals — 4.2%
6,000	Mylan, Inc., 6.50%, 2010	7,137,660
321,000	Omnicare Capital Trust II, Ser. B, 4.00%, 2033	12,069,600
		19,207,260
	Pipelines — 1.7%
6,600	El Paso Corp., 4.99% (a)	7,830,900
	Real Estate — 0.8%
65,000	Forest City Enterprises, Inc., Ser. A, 7.00% (a)	3,826,875
	Real Estate Investment Trusts — 1.9%
353,307	Alexandria Real Estate Equities, Inc., Ser. D, 7.00% (a)	8,603,025
	Savings & Loans — 2.1%
192,788	New York Community Capital Trust V, 6.00%, 2051	9,427,333
	Telecommunications — 2.5%
13,155	Lucent Technologies Capital Trust I, 7.75%, 2017 (France)	11,510,625
	Total Convertible Preferred Stocks - 45.8%
	(Cost $177,306,758)	209,100,425

Principal
Amount		Value
	Convertible Bonds — 60.0%
	Aerospace & Defense — 2.3%
$ 2,000,000	AAR Corp., BB, 1.625%, 3/01/14 (b)	$ 1,862,500
5,445,000	Alliant Techsystems, Inc., BB-, 2.75%, 9/15/11	5,547,094
3,000,000	L-3 Communications Holdings, Inc., BB+, 3.00%, 8/01/35	3,030,000
		10,439,594
	Airlines— 2.2%
9,281,000	United Continental Holdings, Inc., CCC+, 4.50%, 6/30/21	9,945,520
	Biotechnology — 6.3%
6,500,000	Amgen, Inc., Ser. B, A+, 0.375%, 2/01/13	6,548,750
6,250,000	Amylin Pharmaceuticals, Inc., NR, 3.00%, 6/15/14	5,421,875
12,175,000	Gilead Sciences, Inc., NR, 0.50%, 5/01/11	13,118,562
3,000,000	Life Technologies Corp., BBB-, 3.25%, 6/15/25	3,465,000
		28,554,187
	Building Materials— 1.6%
7,460,000	Cemex SAB de CV, NR, 4.875%, 3/15/15 (Mexico) (b)	7,515,950
	Coal — 3.4%
8,000,000	Massey Energy Co., BB-, 3.25%, 8/01/15	7,690,000
8,215,000	Patriot Coal Corp., NR, 3.25%, 5/31/13	7,660,487
		15,350,487
	Computers — 3.5%
4,136,000	EMC Corp., Ser. A, A-, 1.75%, 12/01/11	5,609,450
2,000,000	EMC Corp., Ser. B, A-, 1.75%, 12/01/13	2,862,500
3,000,000	Radisys Corp., NR, 2.75%, 2/15/13	2,985,000
5,000,000	SanDisk Corp., BB-, 1.00%, 5/15/13	4,718,750
		16,175,700
	Diversified Financial Services — 2.7%
5,000,000	Affiliated Managers Group, Inc., BBB-, 3.95%, 8/15/38	5,275,000
4,320,000	Jefferies Group, Inc., BBB, 3.875%, 11/01/29	4,433,400
2,681,000	Nasdaq OMX Group, Inc., BBB, 2.50%, 8/15/13	2,660,892
		12,369,292
	Electrical Components & Equipment — 1.0%
5,000,000	Suntech Power Holdings Co. Ltd., NR, 3.00%, 3/15/13 (Cayman Islands)	4,500,000
	Energy - Alternate Sources — 0.9%
3,500,000	Covanta Holding Corp., B, 3.25%, 6/01/14	3,976,875
	Entertainment — 1.2%
5,000,000	International Game Technology, BBB, 3.25%, 5/01/14	5,587,500
	Healthcare Products — 6.6%
10,569,000	Hologic, Inc., BB+, 2.00%, 12/15/37 (c)	10,014,127
3,000,000	Integra LifeSciences Holdings Corp., NR, 2.375%, 6/01/12 (b)	2,977,500
11,600,000	Medtronic, Inc., AA-, 1.625%, 4/15/13	11,730,500
5,540,000	NuVasive, Inc., NR, 2.25%, 3/15/13	5,443,050
		30,165,177
	Healthcare Services — 1.8%
8,265,000	LifePoint Hospitals, Inc., B, 3.50%, 5/15/14	8,254,669
	Insurance — 1.0%
3,760,000	Old Republic International Corp., BBB+, 8.00%, 5/15/12	4,761,100
	Internet — 1.4%
5,600,000	Symantec Corp., BBB, 1.00%, 6/15/13	6,307,000

See notes to financial statements.

Annual Report l October 31, 2010 l 11

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments continued

Principal
Amount		Value
	Lodging — 2.2%
$ 6,973,000	MGM Resorts International , CCC+, 4.25%, 4/15/15 (b)	$ 6,702,796
4,250,000	Morgans Hotel Group Co., NR, 2.375%, 10/15/14	3,299,063
		10,001,859
	Media — 0.7%
2,750,000	XM Satellite Radio, Inc., B+, 7.00%, 12/01/14 (b)	3,265,625
	Miscellaneous Manufacturing — 1.0%
4,850,000	Trinity Industries, Inc., BB-, 3.875%, 6/01/36	4,540,813
	Oil & Gas— 3.0%
3,250,000	Chesapeake Energy Corp., BB, 2.75%, 11/15/35	3,115,938
4,850,000	Chesapeake Energy Corp., BB, 2.25%, 12/15/38	3,716,312
2,750,000	Goodrich Petroleum Corp., NR, 3.25%, 12/01/26	2,708,750
4,000,000	Nabors Industries, Inc., BBB, 0.94%, 5/15/11 (Bermuda)	4,000,000
		13,541,000
	Oil & Gas Services — 0.5%
2,500,000	SESI LLC, BB+, 1.50%, 12/15/26 (d)	2,471,875
	Pharmaceuticals — 6.1%
7,500,000	Allergan, Inc., A+, 1.50%, 4/01/26	8,953,125
4,000,000	Medicis Pharmaceutical Corp., NR, 2.50%, 6/04/32	4,340,000
4,000,000	Shire PLC, Ser. SHP, NR, 2.75%, 5/09/14 (Channel Islands)	4,080,000
9,066,000	Teva Pharmaceutical Industries LLC, Ser. C, A-, 0.25%, 2/01/26 (Israel)	10,720,545
		28,093,670
	Real Estate — 1.1%
4,231,000	Forest City Enterprises, Inc., NR, 3.625%, 10/15/14	4,907,960
	Real Estate Investment Trusts — 4.3%
2,030,000	Annaly Capital Management, Inc., NR, 4.00%, 2/15/15	2,273,600
2,700,000	Home Properties LP, NR, 4.125%, 11/01/26 (b)	2,747,250
7,005,000	Host Hotels & Resorts LP, BB+, 2.625%, 4/15/27 (b)	6,969,975
4,465,000	Macerich Co., NR, 3.25%, 3/15/12 (b)	4,465,000
3,000,000	UDR, Inc., BBB, 4.00%, 12/15/35	3,052,500
		19,508,325
	Semiconductors — 2.6%
7,000,000	Intel Corp., A-, 2.95%, 12/15/35	7,070,000
5,209,000	Micron Technology, Inc., B, 1.875%, 6/01/14	5,013,663
		12,083,663
	Telecommunications — 2.6%
6,200,000	Anixter International, Inc., B+, 1.00%, 2/15/13	6,680,500
5,100,000	NII Holdings, Inc., B-, 3.125%, 6/15/12	4,998,000
		11,678,500
	Total Convertible Bonds - 60.0%
	(Cost $244,487,790)	273,996,341
	Corporate Bonds — 31.1%
	Chemicals — 2.1%
8,607,000	Lyondell Chemical Corp., B, 11.00%, 5/01/18	9,682,875
	Commercial Services — 0.9%
4,000,000	Avis Budget Car Rental LLC, B, 8.25%, 1/15/19 (b)	4,060,000
	Diversified Financial Services — 3.0%
5,400,000	Capital One Capital V, BB, 10.25%, 8/15/39	5,892,750
4,000,000	Ford Motor Credit Co. LLC, B+, 12.00%, 5/15/15	5,131,800
2,500,000	Icahn Enterprises LP, BBB-, 7.75%, 1/15/16	2,581,250
		13,605,800

Principal
Amount		Value
	Electronics — 1.4%
$ 6,250,000	Sanmina-SCI Corp., CCC+, 8.125%, 3/01/16	$ 6,453,125
	Food— 1.9%
2,700,000	Smithfield Foods, Inc., B-, 7.00%, 8/01/11	2,804,625
2,500,000	Smithfield Foods, Inc., B+, 10.00%, 7/15/14 (b)	2,893,750
2,800,000	Smithfield Foods, Inc., B-, 7.75%, 7/01/17	2,880,500
		8,578,875
	Healthcare Services — 3.7%
9,500,000	Apria Healthcare Group, Inc., BB+, 11.25%, 11/01/14	10,533,125
6,000,000	HCA, Inc., BB-, 9.25%, 11/15/16	6,510,000
		17,043,125
	Holding Companies - Diversified — 1.6%
6,800,000	Leucadia National Corp., BB+, 8.125%, 9/15/15	7,454,500
	Insurance — 3.6%
7,200,000	Liberty Mutual Group, Inc., BB, 10.75%, 6/15/58 (b) (e)	9,000,000
5,500,000	MetLife, Inc., BBB, 10.75%, 8/01/39	7,444,206
		16,444,206
	Iron & Steel — 0.9%
4,000,000	Steel Dynamics, Inc., BB+, 7.375%, 11/01/12	4,295,000
	Lodging — 1.3%
5,501,000	Wynn Las Vegas LLC, BB+, 7.75%, 8/15/20 (b)	5,996,090
	Media— 2.6%
5,344,000	Clear Channel Worldwide Holdings, Inc., Ser. B, B, 9.25%, 12/15/17	5,865,040
2,500,000	Univision Communication, Inc., B, 12.00%, 7/01/14 (b)	2,778,125
3,000,000	Univision Communication, Inc., B, 7.875%, 11/01/20 (b)	3,165,000
		11,808,165
	Office/Business Equipment — 0.8%
3,500,000	Xerox Capital Trust I, BB, 8.00%, 2/01/27	3,598,361
	Oil & Gas — 0.9%
3,000,000	Alta Mesa Holdings, B, 9.625%, 10/15/18 (b)	2,988,750
1,000,000	Carrizo Oil & Gas, Inc., B-, 8.625%, 10/15/18 (b)	1,017,500
		4,006,250
	Pharmaceuticals — 1.1%
4,760,000	Axcan Intermediate Holdings, Inc., B, 12.75%, 3/01/16	5,045,600
	Pipelines — 0.5%
2,000,000	Crosstex Energy LP, B+, 8.875%, 2/15/18	2,170,000
	Retail — 1.3%
5,550,000	Toys R Us Property Co. LLC, B+, 8.50%, 12/01/17 (b)	6,035,625
	Storage/Warehousing — 1.2%
5,000,000	Niska Gas Storage US LLC, BB-, 8.875%, 3/15/18 (b)	5,487,500
	Telecommunications — 2.3%
7,272,000	iPCS, Inc., BB-, 2.59063%, 5/01/13 (e)	7,053,840
3,000,000	Virgin Media Finance PLC, B+, 8.375%, 10/15/19 (United Kingdom)	3,360,000
		10,413,840
	Total Corporate Bonds - 31.1%
	(Cost $131,508,747)	142,178,937

See notes to financial statements.

12 l Annual Report l October 31, 2010

AVK l Advent Claymore Convertible Securities and Income Fund l Portfolio of Investments continued

Number
of Shares		Value
	Warrants - 3.0%
	Banks — 3.0%
2,445,361	Bank of America Corp., expiring 10/28/18 (f)	$ 5,012,990
446,542	JP Morgan Chase & Co., expiring 10/28/18 (f)	5,693,410
358,400	Wells Fargo & Co., expiring 10/28/18 (f)	2,956,800
	Total Warrants
	(Cost $14,607,795)	13,663,200
	Preferred Stocks — 4.1%
	Banks — 2.6%
5,600	Ally Financial, Inc., Ser. 144a, 7.00%, 2011 (b)	4,977,000
268,711	Citigroup Capital XIII, 7.875%, 2040 (e)	7,120,841
		12,097,841
	Lodging — 1.5%
61,200	Las Vegas Sands Corp., Ser. A, 10.00%, 2011	6,961,500
	Total Preferred Stocks — 4.1%
	(Cost $18,688,325)	19,059,341
	Total Long-Term Investments - 144.0%
	(Cost $586,599,415)	657,998,244

See notes to financial statements.

Number
of Shares		Value
	Short-Term Investments - 12.9%
	Money Market Funds - 12.9%
20,000,000	Dreyfus Treasury & Agency Cash Management - Investor Shares	$ 20,000,000
39,241,924	Goldman Sachs Financial Prime Obligations	39,241,924
	(Cost $59,241,924)	59,241,924
	Total Investments — 156.9%
	(Cost $645,841,339)	717,240,168
	Other Assets in excess of Liabilities - 0.4%	1,809,966
	Preferred Stock, at redemption value — (-57.3% of Net Assets
	Applicable to Common Shareholders or -36.5% of Total Investments)	(262,000,000)
	Net Assets Applicable to Common Shareholders — 100.0%	$ 457,050,134

LLC - Limited Liability Corp.
LP - Limited Partnership
PLC - Public Limited Company
SAB de CV - Publicly Traded Company

(a)	Perpetual maturity.

(b)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, these securities amounted to 18.6% of net assets applicable to common shareholders.

(c)	Security becomes an accreting bond after December 15, 2013 with a 2.0% principal accretion rate.

(d)	Security is a“step down”bond where the coupon decreases or steps down at a predetermined date.

(e)	Floating rate security. The rate shown is as of October 31, 2010.

(f)	Non-income producing security.

Ratings shown are per Standard & Poor’s. Securities classified as NR are not rated by Standard & Poor’s. Ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.

See notes to financial statements.

Annual Report l October 31, 2010 l 13

AVK l Advent Claymore Convertible Securities and Income Fund

Statement of Assets and Liabilities | October 31, 2010

Assets
Investments in securities, at value (cost $586,599,415)	$657,998,244
Short term investments, at value (cost $59,241,924)	59,241,924
Total Investments, at value (cost $645,841,339)	717,240,168
Cash	127,184
Interest receivable	5,458,269
Dividends receivable	1,070,863
Other assets	45,506
Total assets	723,941,990
Liabilities
Payable for securities purchased	3,994,366
Advisory fee payable	321,904
Dividends payable - preferred shares	136,939
Servicing fee payable	121,473
Unrealized depreciation on swaps	67,670
Administration fee payable	12,367
Accrued expenses and other liabilities	237,137
Total liabilities	4,891,856
Preferred Stock, at redemption value
Auction Market Preferred Shares
$0.001 par value per share; 11,000 authorized, and 10,480 issued and outstanding at $25,000 per share liquidation preference	262,000,000
Net Assets Applicable to Common Shareholders	$457,050,134
Composition of Net Assets Applicable to Common Shareholders
Common Stock, $0.001 par value per share; unlimited number of shares authorized, 23,580,877 shares issued and outstanding	$23,581
Additional paid-in capital	557,792,246
Net unrealized appreciation on investments and swaps	71,331,159
Accumulated net realized gain (loss) on investments, swaps, options and foreign currency transactions	(178,091,979)
Undistributed net investment income	5,995,127
Net Assets Applicable to Common Shareholders	$457,050,134
Net Asset Value Applicable to Common Shareholders
(based on 23,580,877 common shares outstanding)	$19.38

See notes to financial statements.

14 l Annual Report l October 31, 2010

AVK l Advent Claymore Convertible Securities and Income Fund

Statement of Operations | For the year ended October 31, 2010

Investment Income
Interest	$23,221,566
Dividends	13,712,139
Total income		$36,933,705
Expenses
Advisory fee	3,726,990
Servicing agent fee	1,449,385
Preferred share maintenance	516,890
Professional fees	221,271
Trustees’fees and expenses	156,342
Administration fee	143,527
Fund accounting	140,124
Printing	95,714
Custodian	92,090
Insurance	85,548
Rating agency fee	23,714
ICI dues	22,884
NYSE listing fee	21,317
Transfer agent	20,996
Miscellaneous	25,263
Total expenses		6,742,055
Advisory and Servicing agent fees waived		(308,236)
Net expenses		6,433,819
Net investment income		30,499,886
Realized and Unrealized Gain (Loss) on Investments,
Swaps and Foreign Currency Transactions:
Net realized gain (loss) on:
Investments		56,217,713
Swaps		(112,034)
Foreign currency transactions		(373)
Net change in unrealized appreciation (depreciation) on:
Investments		17,179,862
Swaps		29,603
Foreign currency translation		(104,325)
Net realized and unrealized gain on investments, swaps and foreign currency transactions		73,210,446
Distributions to Preferred Shareholders from net investment income		(4,013,853)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$99,696,479

See notes to financial statements.

Annual Report l October 31, 2010 l 15

AVK l Advent Claymore Convertible Securities and Income Fund

Statement of Changes in Net Assets Applicable to Common Shareholders |

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Change in Net Assets Applicable to Common Shareholders Resulting from Operations:
Net investment income	$30,499,886	$25,148,799
Net realized gain (loss) on investments, swaps, options and foreign currency transactions	56,105,306	(114,591,738)
Net change in unrealized appreciation on investments, swaps and foreign currency translation	17,105,140	211,224,383
Distributions to Preferred Shareholders:
From net investment income	(4,013,853)	(4,771,917)
Net increase in net assets applicable to Common Shareholders resulting from operations	99,696,479	117,009,527
Distributions to Common Shareholders:
From and in excess of net investment income	(26,570,932)	(28,249,227)
Return of capital	–	(152,176)
Total distributions to common shareholders	(26,570,932)	(28,401,403)
Capital Share Transactions:
Reinvestment of distributions	–	214,968
Total increase in net assets	73,125,547	88,823,092
Net Assets Applicable to Common Shareholders
Beginning of period	383,924,587	295,101,495
End of period (including undistributed net investment income of $5,995,127 and distributions in excess of net investment income of $3,231,714, respectively)	$457,050,134	$383,924,587

See notes to financial statements.

16 l Annual Report l October 31, 2010

AVK l Advent Claymore Convertible Securities and Income Fund

Financial Highlights |

	For the	For the	For the	For the	For the
Per share operating performance	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
for a share of common stock outstanding throughout the period	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006
Net asset value, beginning of period	$16.28	$12.52	$28.23	$26.82	$25.69
Income from investment operations
Net investment income (a)	1.29	1.06	1.66	1.94	1.99
Net realized and unrealized gain/loss on investments,
swaps, options and foreign currency transactions	3.11	4.10	(14.66)	2.68	2.28
Distributions to preferred shareholders:
From net investment income (common share equivalent basis)	(0.17)	(0.20)	(0.49)	(0.52)	(0.56)
From net realized gains (common share equivalent basis)	–	–	(0.03)	(0.11)	–
Total preferred distributions (common share equivalent basis)	(0.17)	(0.20)	(0.52)	(0.63)	(0.56)
Total from investment operations	4.23	4.96	(13.52)	3.99	3.71
Common and preferred shares’ offering
expenses charged to paid-in-capital in excess of par value	–	–	–	–	– *
Distributions to Common Shareholders:
From and in excess of net investment income	(1.13)	(1.19)	(2.05)	(2.08)	(2.58)
From net realized gain	–	–	(0.13)	(0.50)	–
Return of capital	–	(0.01)	(0.01)	–	–
Total distributions to Common Shareholders	(1.13)	(1.20)	(2.19)	(2.58)	(2.58)
Net asset value, end of period	$19.38	$16.28	$12.52	$28.23	$26.82
Market value, end of period	$18.19	$14.24	$13.11	$25.15	$27.03
Total investment return (b)
Net asset value	26.65%	42.52%	-51.06%	15.63%	15.15%
Market value	36.74%	20.34%	-41.96%	2.48%	26.86%
Ratios and supplemental data
Net assets, applicable to Common Shareholders, end of period (thousands)	$457,050	$383,925	$295,101	$664,306	$627,383
Preferred shares, at redemption value ($25,000 per share
liquidation preference) (thousands)	$262,000	$262,000	$275,000	$275,000	$275,000
Preferred shares asset coverage per share	$68,612	$61,634	$51,827	$85,391	$82,035
Ratios to Average Net Assets applicable to Common Shares:
Net Expenses, after fee waiver	1.50%	1.77%	1.22%	1.08%	1.12%
Net Expenses, before fee waiver	1.57%	1.95%	1.47%	1.37%	1.41%
Net Investment Income, after fee waiver, prior to effect of dividends to preferred shares	7.12%	7.98%	7.14%	7.09%	7.62%
Net Investment Income, before fee waiver, prior to effect of dividends to preferred shares	7.05%	7.80%	6.89%	6.80%	7.33%
Net Investment Income, after fee waiver, after effect of dividends to preferred shares	6.18%	6.47%	4.92%	4.80%	5.49%
Net Investment Income, before fee waiver, after effect of dividends to preferred shares	6.11%	6.29%	4.67%	4.51%	5.20%
Portfolio turnover rate	65%	121%	87%	76%	81%

*	Amount less than $0.01.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

See notes to financial statements.

Annual Report l October 31, 2010 l 17

AVK l Advent Claymore Convertible Securities and Income Fund

Notes to Financial Statements | October 31, 2010

Note 1 – Organization:

Advent Claymore Convertible Securities and Income Fund (the“Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund will pursue its investment objective by investing at least 80% of its assets in a diversified portfolio of convertible securities and non-convertible income securities.

On October 15, 2009, Guggenheim Partners LLC, (“Guggenheim Partners”), a global diversified financial services firm, and Guggenheim Funds Services Group, Inc. (formerly Claymore Group Inc.), parent of Guggenheim Funds Distributors, Inc. (formerly known as Claymore Securities, Inc,) the Servicing Agent of the Fund, announced the completion of a previously announced merger. The closing of the transaction took place on October 14, 2009, whereby GuggClay Acquisition, Inc. merged into Guggenheim Funds Services Group, Inc., the surviving entity. This transaction resulted in a change-of-control whereby Guggenheim Funds Services Group, Inc. and its subsidiaries, including Claymore Securities, Inc., became indirect, wholly-owned subsidiaries of Guggenheim Partners. Also, Claymore Advisors, LLC changed its name to Guggenheim Funds Investment Advisors, LLC. The transaction did not affect the daily operations of the Fund or Servicing Agent.

Note 2 –Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

Securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value”. Such“fair value”is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There were no securities fair valued in accordance with such procedures established by the Board ofTrustees at October 31, 2010.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

18 l Annual Report l October 31, 2010

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund has adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) are required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Fund has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund did not have any Level 3 securities during the year ended October 31, 2010.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2010:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
(Value in $000s)	(Level 1)	(Level 2)	(Level 3)	Total
Description
Assets:
Convertible Preferred Stocks:
Agriculture	$4,715	$–	$–	$4,715
Airlines	–	3,528	–	3,528
Auto Manufacturers	7,952	–	–	7,952
Banks	44,974	5,790	–	50,764
Electric	20,713	11,699	–	32,412
Healthcare Services	–	6,883	–	6,883
Housewares	–	4,026	–	4,026
Insurance	23,098	–	–	23,098
Mining	3,798	–	–	3,798
Oil & Gas	11,519	–	–	11,519
Pharmaceuticals	19,207	–	–	19,207
Pipelines	–	7,831	–	7,831
Real Estate	–	3,827	–	3,827
Real Estate InvestmentTrusts	–	8,603	–	8,603
Savings & Loans	9,427	–	–	9,427
Telecommunications	–	11,511	–	11,511
Convertible Bonds	–	273,996	–	273,996
Corporate Bonds	–	142,179	–	142,179
Warrants	13,663	–	–	13,663
Preferred Stocks:
Banks	7,121	4,977	–	12,098
Lodging	–	6,961	–	6,961
Money Market Funds	59,242	–	–	59,242
Total	$225,429	$491,811	$–	$717,240
Liabilities:
Credit Default Swaps	$–	$68	$–	$68
Total	$–	$68	$–	$68

Annual Report l October 31, 2010 l 19

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

There were no transfers between Level 1 and Level 2.

There were no Level 3 transfers.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation (depreciation) on foreign currency translations in the Fund’s Statement of Operations.

(d) Covered Call Options

The Fund may employ an option strategy of writing (selling) covered call options on securities held in the portfolio of the Fund. The Fund uses options as part of a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, or to protect the value of the Fund’s portfolio.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(e) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund entered into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily using broker quotes at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and ultimately upon the termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, according to the terms of the swap agreement.

20 l Annual Report l October 31, 2010

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(f) Concentration of Risk

It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

(g) Distributions to Shareholders

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 7.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 – Investment Management Agreement, Servicing Agreement and Other Agreements:
Pursuant to the Investment Management Agreement (the“Agreement”) between the Fund and Advent Capital Management, LLC, the Fund’s investment adviser (the“Advisor”), the Advisor is responsible for the daily management for the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Advisor will receive an annual fee from the Fund based on the average value of the Fund’s Managed Assets, which includes the amount from the issuance of the Preferred Shares. In addition, subject to the approval of the Fund’s Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Agreement) of all personnel employed by the Advisor who devote substantial time to Fund operations may be reimbursed by the Fund to the Advisor. For the year ended October 31, 2010, the Advisor was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a)
If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets. At the inception of the Fund, the Advisor agreed to waive a portion of the management fee from the Fund during the first five years of the Fund’s operations ending April 30, 2008. Thereafter, the Advisor agreed to waive fees at a declining rate. Effective May 1, 2009, the advisory fee waiver was 0.03% of the average Managed Assets. Effective May 1, 2010, the advisory fee waiver was reduced to 0.01% of the average Managed Assets. For the year ended October 31, 2010, the Advisor waived advisory fees of $137,098.

Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, Inc. (formerly Claymore Securities, Inc.), the Fund’s servicing agent (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee from the Fund, which will be based on the average value of the Fund’s Managed Assets. The fee will be determined as follows:

(a)
If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.21% of the average value of the Fund’s Managed Assets. At the inception of the Fund, the Servicing Agent agreed to waive a portion of the servicing fee from the Fund during the first five years of the Fund’s operations ending April 30, 2008. Thereafter, the Servicing Agent agreed to waive fees at a declining rate. Effective May 1, 2009, the servicing fee waiver was 0.04% of the average Managed Assets. Effective May 1, 2010, the servicing fee waiver was reduced to 0.01% of the average Managed Assets. For the year ended October 31, 2010, the Servicing Agent waived fees of $171,138.

The fee waivers of the Advisor and the Servicing Agent are contractual commitments of more than one year and are not subject to recoupment.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Annual Report l October 31, 2010 l 21

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

Guggenheim Funds Investment Advisors, LLC (formerly Claymore Advisors, LLC) provides fund administration services to the Fund. As compensation for its services performed under the Administration Agreement, Guggenheim Funds Investment Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and directors of the Advisor or Servicing Agent. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under-distribution.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended October 31, 2010, the adjustments were to decrease accumulated net realized gain on investments by $9,311,740, and increase undistributed net investment income by $9,311,740 due to the difference in the treatment for book and tax purposes of trust preferreds, convertible bonds, contingent payment debt instruments, and foreign currency.

At October 31, 2010, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding swap agreements are as follows:

Net Tax
Cost of			Net Tax	Unrealized
Investments	Gross Tax	Gross Tax	Unrealized	Depreciation
for Tax	Unrealized	Unrealized	Appreciation on	on Derivatives and
Purposes	Appreciation	Depreciation	Investments	Foreign Currency
$ 650,970,029	$ 70,731,195	$ (4,461,056)	$ 66,270,139	$ (67,670)

As of October 31, 2010, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$9,970,231	$(176,801,454)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and income adjustments for tax purposes on certain convertible securities.

At October 31, 2010, for federal income tax purposes, the Fund had a capital loss carryforward of $176,801,454 available to offset possible future capital gains. Of the capital loss carryforward, $49,834,602 expires on October 31, 2016, and $126,966,852 expires on October 31, 2017.

For the years ended October 31, 2010 and October 31, 2009, the tax character of distributions paid of $30,584,785 and $33,021,144 was ordinary income and $and $152,176 was return of capital, respectively.

22 l Annual Report l October 31, 2010

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the year ended October 31, 2010, purchases and sales of investments, excluding short-term securities, were $425,486,041 and $422,182,305, respectively.

Note 6 – Derivatives:

(a) Covered Call Option

The Fund may employ an option strategy of writing (selling) covered call options on securities held in the portfolio of the Fund. The Fund uses options as part of a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, or to protect the value of the Fund’s portfolio.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or“strike”price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

During the year ended October 31, 2010, there were no written option contracts outstanding.

(b) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the“Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Funds’net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against counterparties (i.e. decline in a counterparty's credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments' payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

Annual Report l October 31, 2010 l 23

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

The Fund entered into credit default swap agreements during the period ended October 31, 2010 to potentially enhance return. Details of the swap agreements outstanding as of October 31, 2010 are as follows:

Credit Default Swap Agreements:
				Implied Credit	Notional	Paying	Unrealized
		Buy/Sell	Termination	Spread at	Amount	Fixed	Appreciation/
Counterparty	Reference Entity	Protection	Date	October 31, 2010(1)	(000)	Rate	(Depreciation)
Citibank, N.A., NewYork	Dow Chemical Company	Buy	12/20/2015	98.32%	$4,550	1.00%	$(67,670)

For the credit default swap noted, the Fund pays a fixed rate. The market value of the swaps outstanding reflects the current payable for the underlying asset.

(1) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as“Defaulted”indicates a credit event has occurred for the referenced entity or obligation.

(c) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2010.

Statement of Assets and Liabilities Presentation of FairValues of Derivative Instruments:
(amount in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit default contracts	Unrealized appreciation on swaps	$ —	Unrealized depreciation on credit default swaps	$68
Total		$ —		$68

The following table presents the effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2010.

Effect of Derivative Instruments on the Statement of Operations (amounts in thousands)
Amount of Realized Gain/(Loss) on Derivatives
Derivatives not accounted for as hedging instruments	Swaps	Total
Credit default contracts	$(112)	$(112)
Total	$(112)	$(112)
Change in Unrealized (Appreciation)/Depreciation on Derivatives
Derivatives not accounted for as hedging instruments	Swaps	Total
Credit default contracts	$30	$30
Total	$30	$30

The Fund decreased the volume of activity in swaps during the period ended October 31, 2010, with an average notional balance of approximately $1,550,000 during the year ended October 31, 2010 and an ending notional balance of $4,550,000.

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 23,580,877 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund issued no shares during the year ended October 31, 2010 and 18,019 shares during the year ended October 31, 2009. At October 31, 2010, Advent Capital Management LLC, the Fund’s investment adviser, owned 8,211 shares of the Fund.

24 l Annual Report l October 31, 2010

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

Preferred Shares

On June 19, 2003, the Fund’s Board of Trustees authorized the issuance of Auction Market Preferred Shares (“AMPS”), as part of the Fund’s leverage strategy. AMPS issued by the Fund have seniority over the common shares.

On July 24, 2003, the Fund issued 2,150 shares of Series M7, 2,150 shares of Series T28, 2,150 shares of Series W7 and 2,150 shares of Series TH28, each with a liquidation value of $25,000 per share plus accrued dividends. In addition, on March 16, 2004, the Fund issued 1,200 shares of Series F7 and 1,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends.

The preferred shares redemptions during the year ended October 31, 2009 and the number of preferred shares outstanding at October 31, 2010 are as follows:

	Number of
	Shares		Shares
	Redeemed	Amount	Outstanding
Series	October 31, 2009	Redeemed	October 31, 2010
M7	102	$2,550,000	2,048
T28	102	$2,550,000	2,048
W7	102	$2,550,000	2,048
W28	56	$1,400,000	1,144
TH28	102	$2,550,000	2,048
F7	56	$1,400,000	1,144

Dividends are accumulated daily at a rate set through an auction process. The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the seven-day LIBOR Rate for a dividend period of 7 to 21 days, and the one-month LIBOR Rate for a dividend period of more than 21 days but fewer than 49 days. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, are made annually.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund’s leverage as well as any alternative that may be available.

For the year ended October 31, 2010, the annualized dividend rates ranged from:

	High	Low	At October 31, 2010
Series M7	1.58%	1.46%	1.50%
Series T28	1.60	1.48	1.51
Series W7	1.58	1.46	1.50
Series W28	1.60	1.48	1.51
Series TH28	1.60	1.48	1.51
Series F7	1.58	1.46	1.50

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Annual Report l October 31, 2010 l 25

AVK l Advent Claymore Convertible Securities and Income Fund l Notes to Financial Statements continued

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Subsequent Events:

On November 1, 2010, the Fund declared a monthly dividend to common shareholders of $0.0939 per common share. This dividend is payable on November 30, 2010 to shareholders of record on November 15, 2010. On December 1, 2010, the Fund declared a monthly dividend to common shareholders of $0.0939 per common share. This dividend is payable on December 31, 2010 to shareholders of record on December 15, 2010.

The Fund has performed an evaluation of subsequent events through December, 22, 2010, which is the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.

26 l Annual Report l October 31, 2010

AVK l Advent Claymore Convertible Securities and Income Fund

Report of Independent Registered Public Accounting Firm |

To the Board of Trustees and Shareholders of
Advent Claymore Convertible Securities and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of the Advent Claymore Convertible Securities and Income Fund (the“Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as“financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 22, 2010

Annual Report l October 31, 2010 l 27

AVK l Advent Claymore Convertible Securities and Income Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $6,732,783 was received by the Fund through October 31, 2010. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $5,369,305 of investment income (dividend income plus short-term gains, if any) qualified for the dividends-received deduction.

In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2010.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on September 28, 2010. At this meeting, shareholders voted on the election of trustees.

With regard to the election of the following trustees by common and preferred shareholders of the Fund:

	# of Shares
	In Favor	Withheld
Randall C. Barnes	20,768,128	664,264
Derek Medina	20,758,794	673,598
Gerald L. Seizert	20,804,641	627,751

The other trustees of the Fund whose terms did not expire in 2010 are Daniel L. Black, Tracy V. Maitland, Ronald A. Nyberg and Michael A. Smart.

Trustees

The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

Name, Address,			Number of
Year of Birth	Term of		Funds in Fund
and Position(s)	Office*	Principal Occupations During	Complex**
Held with	and Length of	the Past Five Years and	Overseen	Other Directorships
Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Daniel Black+	Since 2005	Partner, the Wicks Group of Cos., LLC (2003-present). Formerly,	3	Director of Penn Foster
Year of birth: 1960		Managing Director and Co-head of the Merchant Banking Group		Education Group, Inc.
Trustee		at BNY Capital Markets, a division of The Bank of New York Co., Inc. (1998-2003).
Randall C. Barnes++	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President	49	None.
Year of birth: 1951		& Treasurer PepsiCo, Inc. (1993-1997), President, Pizza Hut
Trustee		International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).
Derek Medina+	Since 2003	Senior Vice President, Business Affairs at ABC News (2008-present).	3	Director of Young
Year of birth: 1966		Vice President, Business Affairs and News Planning at ABC News		Scholar’s Institute.
Trustee		(2003-2008). Formerly, Executive Director, Office of the President at
ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).
Ronald A. Nyberg++	Since 2003	Partner of Nyberg & Cassioppi, LLC., a law firm specializing in	51	None.
Year of birth: 1953		corporate law, estate planning and business transactions (2000-present).
Trustee		Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).
Gerald L. Seizert, CFP+	Since 2003	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs	3	Former Director of Loomis, Sayles
Year of birth: 1952		the equity disciplines of the firm and serves as a co-manager of the		and Co., L.P.
Trustee		firm’s hedge fund, Proper Associates, LLC (2000-present). Formerly, Co-Chief
Executive (1998-1999) and a Managing Partner and Chief Investment Officer-
Equities of Munder Capital Management, LLC (1995-1999). Former Vice
President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager)
(1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984).
Michael A. Smart+	Since 2003	Managing Partner, Cordova, Smart & Williams, LLC, Advisor First Atlantic	3	Director, Country Pure Foods.
Year of birth: 1960		Capital Ltd., (2001-present). Formerly, a Managing Director in Investment		Chairman, Board of Directors,
Trustee		Banking-The Private Equity Group (1995-2001) and a Vice President in		Berkshire Blanket, Inc. President
		Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co.		and Chairman, Board of Directors,
		Founding Partner of The Carpediem Group, (1991-1992). Associate at		Sqwincher Holdings. Director,
		Dillon, Read and Co. (investment bank) (1988-1990).		Sprint Industrial Holdings. Co-chairman, Board of Directors, H2O Plus.

28 l Annual Report l October 31, 2010

AVK l Advent Claymore Convertible Securities and Income Fund l Supplemental Information (unaudited) continued

Name, Address,			Number of
Year of Birth	Term of		Funds in Fund
and Position(s)	Office*	Principal Occupations During	Complex**
Held with	and Length of	the Past Five Years and	Overseen	Other Directorships
Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Interested Trustees:
Tracy V. Maitland+f	Since 2003	President of Advent Capital Management, LLC, which he founded	3	None.
Year of birth: 1960		in 1995. Prior to June, 2001, President of Advent Capital
Trustee, President and		Management, a division of Utendahl Capital.
Chief Executive Officer

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.

++	Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532.

*
After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Messrs. Smart and Black, as Class II Trustees, are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.

-Messrs. Maitland and Nyberg as Class III Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
-Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.

**
The Guggenheim Funds Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Complex is overseen by multiple Boards of Trustees.

f	Mr. Maitland is an“interested person”(as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Advisor.

Officers

The Officers of the Advent Claymore Convertible Securities and Income Fund and their principal occupations during the past five years:

Name, Address*,	Term of
Year of Birth and	Office** and
Position(s) Held	Length of	Principal Occupations During the Past Five Years and
with Registrant	Time Served	Other Affiliations
Officers:
F. Barry Nelson	Since 2003	Co-Portfolio Manager at Advent Capital Management, LLC (June 2001- present). Prior to June 2001, Mr. Nelson held the
Year of birth: 1943		same position at Advent Capital Management, a division of Utendahl Capital.
Vice President and Assistant Secretary
Robert White	Since 2005	Chief Financial Officer, Advent Capital Management, LLC (July 2005-present). Previously, Vice President, Client Service
Year of birth: 1965		Manager, Goldman Sachs Prime Brokerage (1997-2005).
Treasurer and
Chief Financial Officer
Rodd Baxter	Since 2003	General Counsel, Advent Capital Management, LLC (2002-present).
Year of birth: 1950
Secretary and
Chief Compliance Officer

*	Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report l October 31, 2010 l 29

AVK l Advent Claymore Convertible Securities and Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the“Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the“Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a“Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

30 l Annual Report l October 31, 2010

AVK l Advent Claymore Convertible Securities and Income Fund

Fund Information |

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	TracyV. Maitland	Advent Capital Management, LLC
	President and Chief Executive Officer	NewYork, NewYork
Daniel Black
	F. Barry Nelson	Servicing Agent
TracyV. Maitland*	Vice President and Assistant Secretary	Guggenheim Funds Distributors, Inc.
Chairman		(Formerly known as Claymore
	Robert White	Securities, Inc.)
Derek Medina	Treasurer and Chief Financial Officer	Lisle, Illinois

Ronald A. Nyberg	Rodd Baxter	Custodian and Transfer Agent
	Secretary and Chief Compliance Officer	The Bank of NewYork Mellon
Gerald L. Seizert		NewYork, NewYork

Michael A. Smart		Administrator
Guggenheim Funds Investment
* Trustee is an “interested person” of the Fund as defined in		Advisors, LLC (Formerly known as
the Investment Company Act of 1940, as amended, because		Claymore Advisors, LLC)
of his position as an officer of the Advisor.		Lisle, Illinois

Preferred Stock-
Dividend Paying Agent
The Bank of NewYork Mellon
NewYork, NewYork

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
NewYork, NewYork

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
NewYork, NewYork

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor, its affiliates and the Fund’s Administrator with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting Guggenheim Funds’website at www.guggenheimfunds.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Funds’website at www.guggenheimfunds.com/avk. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

Annual Report l October 31, 2010 l 31

AVK l Advent Claymore Convertible Securities and Income Fund

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in NewYork, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by TracyV. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process
Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC
1271 Avenue of the Americas
New York, NY 10020

AVK-AR-1010

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)	(1)	The registrant's Code of Ethics is attached hereto as an exhibit.

(2)	Not applicable.

(3)	Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel Black, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as an Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $90,207 and $88,500 for the fiscal years ended October 31, 2010, and October 31, 2009, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, and are not reported under paragraph 4(a), were $16,700 and $16,700 for the fiscal years ended October 31, 2010, and October 31, 2009, respectively. These services were performed for agreed upon procedures associated with the registrant’s Auction Market Preferred Shares.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $14,500 and $14,500 for the fiscal years ended October 31, 2010, and October 31, 2009, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) and 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2010, and October 31, 2009, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1)
In accordance with Rule 2-01(c)(7), of Regulation S-X the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in Items 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY OF
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

Statement of Principles

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Convertible Securities and Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents".  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman").  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(2)	None of the services described in each of Items 4 (b) through 4 (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $31,200 and $31,200 for the fiscal years ended October 31, 2010, and October 31, 2009, respectively.

(h)           Not applicable.

Item 5.  Audit Committee of Listed Registrants.

a)
The Audit Committee was established as a separately designated standing committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes, Daniel Black, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

b)	Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Advent Capital Management, LLC (the "Investment Adviser").  The Investment Adviser's Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) F. Barry Nelson and Douglas Melancon are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the Portfolio Managers as of October 31, 2010:

Name	Since	Professional Experience
Douglas Melancon	2009	Portfolio Manager and Research Analyst at Advent Capital Management LLC. He has been associated with Advent Capital Management for more than six years
F. Barry Nelson	2003 (Inception)	Portfolio Manager at Advent Capital Management, LLC for more than seven years.

(a) (2) (i-iii)                      Other accounts managed.    Messrs. Melancon and Nelson do not manage any performance based fee accounts.  The following summarizes information regarding each of the other accounts managed by each of the Portfolio Managers as of October 31, 2010:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets		# of Accounts	Total Assets
Douglas Melancon F. Barry Nelson	None None	None None	None 1	$	None 27.0 million	None 51	$	None 842 million

(a) (2) (iv) Conflicts of Interest.    If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3)  Compensation Structure.  The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a 100% discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by each of the Portfolio Managers as of October 31, 2010:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Douglas Melancon F. Barry Nelson	None $100,001-$500,000

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)  Not applicable.

 (b)     Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

 (c)      Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Claymore Convertible Securities and Income Fund

By:              /s/ Tracy V. Maitland

Name:         Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Tracy V. Maitland

Name:         Tracy V. Maitland

Title:           President and Chief Executive Officer

Date:           January 7, 2011

By:              /s/ Robert White

Name:         Robert White

Title:           Treasurer and Chief Financial Officer

Date:           January 7, 2011